United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-00134

                     ALLIANCEBERNSTEIN BALANCED SHARES, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: November 30, 2004

                   Date of reporting period: November 30, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Asset Allocation
-------------------------------------------------------------------------------


AllianceBernstein Balanced Shares


Annual Report -- November 30, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

February 10, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Balanced Shares (the "Fund") for the annual reporting period ended November 30, 2004.

Investment Objective and Policies

This open-end fund seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. government and agency obligations, bonds and senior debt securities.

Investment Results

The table on page 4 shows the Fund's performance compared to a composite benchmark (the "Composite"), a 60%/25%/15% blend of the Russell 1000 Value Index, the LB Government/Credit Index and the Citigroup 1-Year Treasury Bond Index, for the six- and 12-month periods ended November 30, 2004. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Balanced Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

For both the six- and 12-month periods ended November 30, 2004, the Fund's Class A shares underperformed the Composite. The performance of the Fund's equity allocation during the six- and 12-month periods ended November 30, 2004 contributed to its underperformance. Specifically, performance was hindered by an overweighted position in health care and an underweighted position in utilities. The Fund's fixed-income allocation, however, modestly outperformed the LB Government/Corporate Index during the six and 12-month periods ended November 30, 2004.

The Fund's fixed-income allocation was structured to capture two investment themes which were expected to unfold over the course of 2004. First, a turn in the monetary policy cycle was expected to bring about a meaningful rise in market rates. Second, the cyclical strengthening of balance sheets and a concurrent fall in default rates was expected to result in an ongoing tightening of credit spreads. These themes were embedded in the Fund through a short duration exposure, and by overweighting BBB- rated bonds. The credit allocation proved positive to returns as the overall risk premium of corporate bonds narrowed over the course of the year, and lower credit quality bonds outperformed those of higher quality bonds, according to the Lehman Brothers family of bond indices.

Additionally, the Fund's security selection added incrementally to its sector allocation. However, the Fund's short duration exposure did not prove positive, and essentially offset the positive returns earned in credit. When the Federal Reserve (the "Fed") raised policy rates by 100bp from June of 2004 through November of 2004, the impact on market rates was unusual in that the term structure of rates actually fell, according to the LB Government Index. During this period of Fed tightening, the long rates rallied more than short-term rates, causing the Fund's short duration exposure to detract from relative returns.

Market Review and Investment Strategy

The annual reporting period was characterized by a solid economic environment, offset to some degree by rising oil prices and increased short-term interest rates.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 1


Robust economic growth, fueled by business and consumer spending, contributed to a strong period of expansion. Employment growth which had been lagging the economic recovery, began to improve helping to keep consumer spending strong. The Fed finally began to tighten monetary policy, reversing an easing trend that had been in place since January 2001. During the annual reporting period, the Fed raised rates 100bp to 2.0%. However, it appears that this had relatively little impact on monetary conditions because core inflation rose by the same amount, so real policy rates stayed at essentially zero. Moreover, the trade-weighted dollar actually depreciated, which, all else being equal, typically stimulates growth via trade. Market rates had a mixed response to the turn in the monetary policy cycle; short-term rates rose, but intermediate and long-term rates actually fell, a highly unusual response during the early stages of a monetary tightening cycle. Corporate profits remained very strong throughout the annual reporting period. Overall credit metrics (leverage and interest coverage) continued to improve, while default rates fell to historically low levels. This facilitated the ongoing contraction in credit risk premiums because the lower the credit quality, the greater the contraction in risk premiums.

The investment discipline utilized by the Fund's equity management team was largely focused on stock selection (as opposed to sector rotation) and the Fund's underperformance, in part, stemmed from the Fund's overall underweight in regional banks and utilities. The equity team had expected long-term interest rates to follow short-term rates, thereby resulting in higher bond yields (which would negatively impact utility valuations) and net interest margin pressure at banks. The equity team further believed that interest rate pressures would cause multiple contractions in these sectors, which had been trading at close to historic valuations. In fact, long-term rates have continued to decline, even in the face of rising short-term rates, and interest rate sensitive sectors have outperformed, as valuations have remained at high levels.

The fixed-income team's strategy was to position the portfolio for the turn in the monetary policy cycle by shortening duration versus the Fund's composite benchmark in order to make the portfolio less price sensitive to a rise in market rates. Unfortunately, this detracted from performance as market rates actually fell on average as the Fed tightened, an unusual response as discussed above. The fixed-income team also positioned the Fund to capture the excess return that would be generated by corporate bonds in a period of contracting risk premiums. This was a successful strategy at both the sector and security selection level. Netting the Fund's duration and corporate strategy proved to be modestly positive to returns compared to the Fund's composite benchmark.

IN MEMORY

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Balanced Shares. Mr. Michel served the interests of the Fund's shareholders for the last 16 years. His hard work, dedication and contributions to the Fund will be greatly missed.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Class R and Advisor Class shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

None of the following indices or composites reflects fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Lehman Brothers (LB) Government/Credit Index represents a combination of two indices: the LB Government Index which is composed of the LB Treasury Index and the LB Agency Index, and the LB Credit Index which includes investment-grade bonds issued by corporations and non-corporate entities. The unmanaged Citigroup 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The composite benchmark represents a 60%/25%/15% blend of the Russell 1000 Value Index, the LB Government/Credit Index and the Citigroup 1-Year Treasury Bond Index, respectively. For the six- and 12-month periods ended November 30, 2004, the Lipper Balanced Funds Average consisted of 633 and 566 funds, respectively. These funds have generally similar investment objectives to AllianceBernstein Balanced Shares, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED NOVEMBER 30, 2004                        6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Balanced Shares
   Class A                                               6.31%        12.78%
-------------------------------------------------------------------------------
   Class B                                               5.91%        11.97%
-------------------------------------------------------------------------------
   Class C                                               5.89%        11.92%
-------------------------------------------------------------------------------
   Class R                                               6.16%        12.52%
-------------------------------------------------------------------------------
   Advisor Class                                         6.45%        13.07%
-------------------------------------------------------------------------------
Russell 1000 Value Index                                11.01%        19.67%
-------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index                  3.72%         4.11%
-------------------------------------------------------------------------------
Citigroup 1-Year Treasury Bond Index                     0.45%         0.91%
-------------------------------------------------------------------------------
Composite: 60% Russell 1000 Value Index /
25% LB Government/Credit Index /
15% Citigroup 1-Year Treasury Bond Index                 7.60%        12.97%
-------------------------------------------------------------------------------
Lipper Balanced Funds Average                            5.05%         8.84%
-------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE FUND
11/30/94 TO 11/30/04


AllianceBernstein Balanced Shares Class A: $27,612
Composite: $28,505
Russell 1000 Value Index: $35,737
LB Government/Credit Index: $21,117
Citigroup 1-Year Treasury Bond Index: $16,237


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                                                                      Citigroup
           AllianceBernstein                Russell                    1-Year
                Balanced                      1000   LB Government/   Treasury
                  Shares                     Value       Credit         Bond
                Class A       Composite      Index        Index         Index
-------------------------------------------------------------------------------
 11/30/94       $  9,575      $ 10,000      $ 10,000     $ 10,000     $ 10,000
 11/30/95       $ 12,052      $ 12,767      $ 13,653     $ 11,829     $ 10,784
 11/30/96       $ 13,432      $ 15,074      $ 17,245     $ 12,491     $ 11,425
 11/30/97       $ 16,521      $ 18,172      $ 22,362     $ 13,417     $ 12,107
 11/30/98       $ 18,745      $ 20,453      $ 25,736     $ 14,806     $ 12,840
 11/30/99       $ 20,219      $ 21,804      $ 28,431     $ 14,612     $ 13,399
 11/30/00       $ 22,002      $ 22,816      $ 29,113     $ 15,930     $ 14,243
 11/30/01       $ 23,326      $ 23,314      $ 28,199     $ 17,765     $ 15,370
 11/30/02       $ 21,526      $ 22,504      $ 25,489     $ 19,065     $ 15,843
 11/30/03       $ 24,483      $ 25,233      $ 29,863     $ 20,283     $ 16,090
 11/30/04       $ 27,612      $ 28,505      $ 35,737     $ 21,117     $ 16,237


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares Class A shares (from 11/30/94 to 11/30/04) as compared to the performance of its composite benchmark, a 60%/25%/15% blend of the Russell 1000 Value Index, the LB Government/Credit Index and the Citigroup 1-Year Treasury Bond Index, respectively. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2004

--------------------------------------------------------------
                            NAV Returns        SEC Returns

Class A Shares
1 Year                         12.78%              8.00%
5 Years                         6.43%              5.52%
10 Years                       11.17%             10.69%

Class B Shares
1 Year                         11.97%              7.97%
5 Years                         5.65%              5.65%
10 Years(a)                    10.49%             10.49%

Class C Shares
1 Year                         11.92%             10.92%
5 Years                         5.66%              5.66%
10 Years                       10.35%             10.35%

Class R Shares
1 Year                         12.52%
Since Inception*               11.88%

Advisor Class Shares
1 Year                         13.07%
5 Years                         6.72%
Since Inception*               10.31%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2004)
--------------------------------------------------------------

Class A Shares
1 Year                                             5.51%
5 Years                                            5.77%
10 Years                                          10.97%

Class B Shares
1 Year                                             5.40%
5 Years                                            5.92%
10 Years(a)                                       10.78%

Class C Shares
1 Year                                             8.37%
5 Years                                            5.91%
10 Years                                          10.63%


* Inception dates: 11/3/03 for Class R shares and 10/1/96 for Advisor Class shares.

(a)  Assumes conversion of Class B shares into Class A shares after eight years.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 5


                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                               Beginning           Ending
                                             Account Value     Account Value     Expenses Paid
                                             June 1, 2004    November 30, 2004   During Period*
-----------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,063.11           $5.00
Hypothetical (5% return before expenses)         $1,000           $1,020.15           $4.90
-----------------------------------------------------------------------------------------------
Class B
Actual                                           $1,000           $1,059.10           $8.80
Hypothetical (5% return before expenses)         $1,000           $1,016.45           $8.62
-----------------------------------------------------------------------------------------------
Class C
Actual                                           $1,000           $1,058.88           $8.75
Hypothetical (5% return before expenses)         $1,000           $1,016.50           $8.57
-----------------------------------------------------------------------------------------------
Class R
Actual                                           $1,000           $1,061.58           $6.13
Hypothetical (5% return before expenses)         $1,000           $1,019.05           $6.01
-----------------------------------------------------------------------------------------------
Advisor Class
Actual                                           $1,000           $1,064.46           $3.51
Hypothetical (5% return before expenses)         $1,000           $1,021.60           $3.44
-----------------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 0.97%, 1.71%, 1.70%, 1.19% and 0.68%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN BALANCED SHARES


                                     Portfolio Summary and Ten Largest Holdings
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
November 30, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $1,666.00


SECURITY TYPE BREAKDOWN*

     68.6%   Common Stock
     17.9%   U.S. Government & Government
             Sponsored Agency Obligations
      7.6%   Corporate Debt Obligation                 [PIE CHART OMITTED]
      0.7%   Preferred Stock
      0.4%   Sovereign Debt
      0.1%   Yankee Bond

      4.7%   Short-Term


TEN LARGEST HOLDINGS
November 30, 2004

                                                                    Percent of
Company                                              Value          Net Assets
_______________________________________________________________________________

U.S. Treasury Notes                             $ 285,838,196          17.2%
-------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            46,229,230           2.8
-------------------------------------------------------------------------------
ConocoPhillips                                     43,584,210           2.6
-------------------------------------------------------------------------------
Citigroup, Inc.                                    42,785,207           2.6
-------------------------------------------------------------------------------
American International Group, Inc.                 41,348,545           2.5
-------------------------------------------------------------------------------
General Electric Co. (Common and Bond)             41,089,940           2.4
-------------------------------------------------------------------------------
Bank of America Corp.                              35,991,120           2.2
-------------------------------------------------------------------------------
Wellpoint                                          34,276,379           2.1
-------------------------------------------------------------------------------
Microsoft Corp.                                    31,062,066           1.8
-------------------------------------------------------------------------------
Viacom, Inc. (Common and Bond)                     30,113,108           1.8
-------------------------------------------------------------------------------
                                                $ 632,318,001          38.0%


* All data are as of November 30, 2004. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 7


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2004

Company                                                Shares             Value
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER
  INVESTMENTS-68.6%

Finance-17.4%
Banking - Money Centers-3.3%
J.P. Morgan Chase & Co.                             1,227,868    $   46,229,230
Wachovia Corp.                                        185,400         9,594,450
                                                                 --------------
                                                                     55,823,680
                                                                 --------------
Banking - Regional-2.2%
Bank of America Corp.                                 777,850        35,991,120
                                                                 --------------
Brokerage & Money Management-1.5%
Merrill Lynch & Co., Inc.*                            301,600        16,802,136
Morgan Stanley*                                       150,000         7,612,500
                                                                 --------------
                                                                     24,414,636
                                                                 --------------
Insurance-6.1%
ACE, Ltd. (Bermuda)*                                  622,500        25,161,450
AFLAC, Inc.*                                          239,800         9,021,276
American International Group, Inc.                    652,700        41,348,545
Axis Capital Holdings, Ltd. (Bermuda)                 138,500         3,609,310
Metlife, Inc.*                                        259,000        10,101,000
The Allstate Corp.                                    257,400        12,998,700
                                                                 --------------
                                                                    102,240,281
                                                                 --------------
Mortgage Banking-1.2%
Fannie Mae*                                           216,400        14,866,680
PMI Group, Inc.*                                       92,400         3,805,032
Sovereign Capital Trust IV                             16,000           760,000
                                                                 --------------
                                                                     19,431,712
                                                                 --------------
Miscellaneous-3.1%
Citigroup, Inc.                                       956,094        42,785,206
MBNA Corp.                                            349,980         9,295,469
                                                                 --------------
                                                                     52,080,675
                                                                 --------------
                                                                    289,982,104
                                                                 --------------
Energy-9.5%
Domestic Integrated-0.7%
Occidental Petroleum Corp.                            199,000        11,981,790
                                                                 --------------
Domestic Producers-0.8%
Noble Energy, Inc.*                                   212,200        13,536,238
                                                                 --------------
International-3.9%
BP Plc (ADR) (United Kingdom)                         359,700        22,067,595
ChevronTexaco Corp.*                                  336,400        18,367,440
Exxon Mobil Corp.                                     477,300        24,461,625
                                                                 --------------
                                                                     64,896,660
                                                                 --------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares             Value
-------------------------------------------------------------------------------

Oil Service-1.5%
EnCana Corp. (Canada)*                                135,100    $    7,704,753
Halliburton Co.                                       148,200         6,128,070
Nabors Industries, Ltd. (Barbados)(a)*                213,100        11,081,200
                                                                 --------------
                                                                     24,914,023
                                                                 --------------
Miscellaneous-2.6%
ConocoPhillips                                        479,000        43,584,210
                                                                 --------------
                                                                    158,912,921
                                                                 --------------
Consumer Services-8.4%
Broadcasting & Cable-5.0%
Clear Channel Communications, Inc.                    377,800        12,724,304
Comcast Corp. Cl.A(a)*                                307,206         9,228,468
Comcast Corp. Cl.A Special(a)                         306,000         9,072,900
Time Warner, Inc.(a)                                  958,200        16,969,722
Viacom, Inc. Cl.B                                     852,600        29,585,220
Westwood One, Inc.(a)                                 260,600         5,842,652
                                                                 --------------
                                                                     83,423,266
                                                                 --------------
Entertainment & Leisure-1.5%
Carnival Corp. (Panama)*                              404,200        21,426,642
Harley-Davidson, Inc.*                                 64,000         3,700,480
                                                                 --------------
                                                                     25,127,122
                                                                 --------------
Restaurants & Lodging-0.5%
McDonald's Corp.                                      274,200         8,428,908
                                                                 --------------
Retail - General Merchandise-1.4%
The Home Depot, Inc.                                  557,600        23,279,800
                                                                 --------------
                                                                    140,259,096
                                                                 --------------
Health Care-6.9%
Drugs-1.2%
Pfizer, Inc.                                          704,000        19,550,080
                                                                 --------------
Medical Products-2.0%
Beckman Coulter, Inc.*                                123,900         8,110,494
Boston Scientific Corp.(a)                            743,700        25,888,197
                                                                 --------------
                                                                     33,998,691
                                                                 --------------
Medical Services-3.7%
Caremark Rx, Inc.(a)*                                 290,500        10,388,280
HCA, Inc.                                             122,400         4,825,008
UnitedHealth Group, Inc.                              154,300        12,783,755
Wellpoint, Inc.(a)                                    301,600        34,276,379
                                                                 --------------
                                                                     62,273,422
                                                                 --------------
                                                                    115,822,193
                                                                 --------------
Capital Goods-6.2%
Automotive-0.2%
Ford Motor Co. Capital Trust II pfd.                   60,000         3,147,000
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares             Value
-------------------------------------------------------------------------------

Electrical Equipment-1.2%
Emerson Electric Co.*                                 141,300    $    9,441,666
Johnson Controls, Inc.*                               171,400        10,523,960
                                                                 --------------
                                                                     19,965,626
                                                                 --------------
Machinery-1.5%
Ingersoll-Rand Co. Cl.A (Bermuda)                     202,900        15,099,818
PACCAR, Inc.                                          123,000         9,606,300
                                                                 --------------
                                                                     24,706,118
                                                                 --------------
Miscellaneous-3.3%
General Electric Co.                                1,080,400        38,202,944
United Technologies Corp.                             170,600        16,647,148
                                                                 --------------
                                                                     54,850,092
                                                                 --------------
                                                                    102,668,836
                                                                 --------------
Consumer Staples-5.1%
Beverages-0.7%
Anheuser-Busch Cos., Inc.                             112,600         5,640,134
PepsiCo, Inc.                                         125,100         6,243,741
                                                                 --------------
                                                                     11,883,875
                                                                 --------------
Cosmetics-1.5%
Avon Products, Inc.*                                  654,780        24,580,441
                                                                 --------------
Household Products-1.2%
The Procter & Gamble Co.                              366,600        19,605,768
                                                                 --------------
Tobacco-1.7%
Altria Group, Inc.                                    490,000        28,170,100
                                                                 --------------
                                                                     84,240,184
                                                                 --------------
Technology-4.6%
Communication Equipment-0.4%
Corning, Inc.(a)                                      517,200         6,506,376
                                                                 --------------
Computer Hardware/Storage-1.6%
EMC Corp.(a)                                          443,800         5,955,796
Hewlett-Packard Co.                                   481,700         9,634,000
International Business Machines Corp.                 121,800        11,478,432
                                                                 --------------
                                                                     27,068,228
                                                                 --------------
Semi-Conductor Capital Equipment-0.2%
Applied Materials, Inc.(a)                            252,800         4,206,592
                                                                 --------------
Semi-Conductor Components-0.5%
Marvell Technology Group, Ltd. (Bermuda)(a)           258,000         8,271,480
                                                                 --------------
Software-1.9%
Microsoft Corp.                                     1,158,600        31,062,066
                                                                 --------------
                                                                     77,114,742
                                                                 --------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares             Value
-------------------------------------------------------------------------------

Utilities-3.6%
Electric & Gas Utility-1.9%
DTE Energy Trust I pfd.                                60,000    $    1,599,000
Entergy Corp.                                         164,000        10,630,480
Exelon Corp.*                                         302,400        12,613,104
PPL Corp.                                             140,300         7,288,585
                                                                 --------------
                                                                     32,131,169
                                                                 --------------
Telephone Utility-1.7%
BellSouth Corp.                                       220,700         5,919,174
Sprint Corp.                                          456,600        10,415,046
Verizon Communications, Inc.*                         281,500        11,606,245
                                                                 --------------
                                                                     27,940,465
                                                                 --------------
                                                                     60,071,634
                                                                 --------------
Transportation-2.6%
Railroad-2.6%
Burlington Northern Santa Fe Corp.                    461,400        20,781,456
Union Pacific Corp.                                   344,100        21,829,704
                                                                 --------------
                                                                     42,611,160
                                                                 --------------
Basic Industry-1.6%
Chemicals-1.2%
Air Products & Chemicals, Inc.*                       192,100        10,997,725
E.I. du Pont de Nemours & Co.                         213,700         9,684,884
                                                                 --------------
                                                                     20,682,609
                                                                 --------------
Containers-0.1%
Ball Corp.                                             17,000           760,410
                                                                 --------------
Mining & Metals-0.3%
Alcoa, Inc.                                           162,000         5,504,760
                                                                 --------------
                                                                     26,947,779
                                                                 --------------
Consumer Manufacturing-2.1%
Building & Related-1.3%
American Standard Cos., Inc.(a)                       442,800        17,242,632
Mohawk Industries, Inc.(a)*                            45,000         3,946,500
                                                                 --------------
                                                                     21,189,132
                                                                 --------------
Multi-Industry Companies-0.8%
3M Co.                                                 69,300         5,515,587
Tyco International, Ltd.*                             237,097         8,054,185
                                                                 --------------
                                                                     13,569,772
                                                                 --------------
                                                                     34,758,904
                                                                 --------------
Aerospace & Defense-0.6%
Aerospace-0.6%
Northrop Grumman Corp.                                179,400        10,105,602
                                                                 --------------
Total Common Stocks & Other Investments
  (cost $901,272,350)                                             1,143,495,155
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 11


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

DEBT OBLIGATIONS-26.0%
U.S. Government & Government Sponsored
  Agency Obligations-17.9%
Federal National Mortgage Association
  6.625%, 10/15/07                                   $ 12,000    $   13,025,352
U.S. Treasury Bonds
  5.375%, 2/15/31 *                                    24,375        25,654,687
  8.125%, 8/15/19                                       3,815         5,131,324
  9.875%, 11/15/15                                      1,000         1,463,398
  11.25%, 2/15/15 *                                     9,000        14,039,649
U.S. Treasury Notes
  1.875%, 12/31/05 *                                   18,000        17,841,798
  2.00%, 8/31/05 *                                     82,000        81,673,312
  3.00%, 11/15/07-2/15/09*                             17,850        17,663,799
  3.125%, 4/15/09                                         900           882,879
  3.25%, 8/15/08 *                                     10,000         9,933,200
  3.625%, 5/15/13 *                                     6,390         6,126,662
  4.00%, 11/15/12-2/15/14*                             31,670        31,181,271
  4.25%, 8/15/13-8/15/14*                              22,650        22,538,248
  5.625%, 5/15/08 *                                    19,375        20,781,954
  6.00%, 8/15/09                                        3,130         3,443,977
  6.125%, 8/15/07 *                                    23,395        25,154,187
  7.50%, 2/15/05                                        2,300         2,327,851
                                                                 --------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $294,630,210)                                               298,863,548
                                                                 --------------
Corporate Debt Obligations-7.6%
Agriculture-0.0%
Case New Holland, Inc.
  9.25%, 8/01/11(b)                                       400           443,000
                                                                 --------------
Automotive-0.1%
Lear Corp. Series B
  8.11%, 5/15/09                                        1,100         1,244,295
                                                                 --------------
Banking-1.1%
Barclays Bank Plc (United Kingdom)
  8.55%, 6/15/11(b)                                     1,000         1,207,718
BB&T Corp.
  6.50%, 8/01/11                                        1,000         1,106,261
BNP Paribas
  5.125%, 1/15/15(b)                                    1,200         1,211,137
Capital One Bank
  6.50%, 6/13/13                                        1,600         1,726,166
Chase Manhattan Corp.
  7.00%, 11/15/09                                       1,000         1,113,728
DBS Group Holdings, Ltd.
  7.125%, 5/15/11(b)                                    1,500         1,701,489
Dresdner Funding Trust I
  8.151%, 6/30/31(b)                                      850         1,023,151


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

HBOS Plc (United Kingdom)
  5.375%, 11/01/13(b)                                 $ 1,250    $    1,267,496
HSBC Bank USA
  5.875%, 11/01/34                                      2,500         2,460,828
Ing Capital Funding Trust III
  8.439%, 12/31/50                                      2,000         2,383,886
Royal Bank of Scotland Group Plc
  (United Kingdom)
  7.648%, 8/31/49                                       1,000         1,201,219
Sanwa Bank, Ltd.
  7.40%, 6/15/11                                          800           911,794
UFJ Finance Aruba AEC (Aruba)
  6.75%, 7/15/13                                          800           881,677
                                                                 --------------
                                                                     18,196,550
                                                                 --------------
Broadcasting/Media-0.2%
News America Holdings
  9.25%, 2/01/13                                          500           639,540
PRIMEDIA, Inc.
  8.00%, 5/15/13(b)                                       500           497,500
Time Warner, Inc.
  6.875%, 5/01/12                                       1,000         1,122,966
Viacom, Inc.
  5.625%, 8/15/12                                         500           527,888
WPP Finance Corp. (United Kingdom)
  5.875%, 6/15/14(b)*                                   1,000         1,030,504
                                                                 --------------
                                                                      3,818,398
                                                                 --------------
Building/Real Estate-0.3%
CRH America, Inc.
  6.40%, 10/15/33                                       1,200         1,272,221
  6.95%, 3/15/12                                          750           847,663
EOP Operating LP
  5.875%, 1/15/13                                         225           234,670
  7.875%, 7/15/31                                       1,000         1,178,602
iStar Financial, Inc.
  5.70%, 3/01/14                                          900           900,236
Williams Lyon Homes, Inc.
  10.75%, 4/01/13                                         400           450,000
                                                                 --------------
                                                                      4,883,392
                                                                 --------------
Cable-0.2%
British Sky Broadcasting Group Plc
  8.20%, 7/15/09                                          350           403,700
Comcast Corp.
  7.05%, 3/15/33                                          500           554,711
Innova S de R.L. (Mexico)
  9.375%, 9/19/13                                         500           566,250
Rogers Cable, Inc. (Canada)
  6.25%, 6/15/13                                          610           608,475
Shaw Communications, Inc. (Canada)
  7.20%, 12/15/11                                         500           548,125
                                                                 --------------
                                                                      2,681,261
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 13


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

Chemicals-0.1%
Eastman Chemical Co.
  7.25%, 1/15/24                                       $  800    $      882,753
                                                                 --------------
Communications-0.1%
Sprint Capital Corp.
  6.875%, 11/15/28                                      2,000         2,125,188
TPSA Finance BV (Netherlands)
  7.75%, 12/10/08                                         200           224,160
                                                                 --------------
                                                                      2,349,348
                                                                 --------------
Communications - Fixed-0.2%
British Telecommunications Plc (United Kingdom)
  8.875%, 12/15/30                                        850         1,106,752
Cincinnati Bell, Inc.
  8.375%, 1/15/14*                                        800           798,000
Eircom Funding (Ireland)
  8.25%, 8/15/13                                          300           333,000
Qwest Services Corp.
  14.00%, 12/15/10(b)                                     725           859,125
                                                                 --------------
                                                                      3,096,877
                                                                 --------------
Communications - Mobile-0.4%
America Movil S.A de C.V. (Mexico)
  5.50%, 3/01/14                                          550           532,160
AT&T Wireless Services, Inc.
  8.75%, 3/01/31                                        1,250         1,634,162
Inmarsat Finance Plc (United Kingdom)
  7.625%, 6/30/12                                         750           766,875
Kyivstar (Germany)
  10.375%, 8/17/09(b)                                     500           537,500
Mobifon Holdings BV (Netherlands)
  12.50%, 7/31/10                                         500           592,500
Nextel Communications, Inc.
  5.95%, 3/15/14                                          750           763,125
PTC International Finance II, SA (Luxembourg)
  11.25%, 12/01/09                                      1,250         1,325,000
TELUS Corp. (Canada)
  7.50%, 6/01/07                                          800           867,469
                                                                 --------------
                                                                      7,018,791
                                                                 --------------
Conglomerate/Miscellaneous-0.0%
Hutchison Whampoa International, Ltd
  (Cayman Islands)
  7.45%, 11/24/33(b)                                      500           529,559
                                                                 --------------
Consumer Manufacturing-0.1%
Jostens IH Corp.
  7.625%, 10/01/12(b)                                     855           895,612
                                                                 --------------
Containers-0.1%
Packaging Corp. of America
  4.375%, 8/01/08                                       1,800         1,800,535
                                                                 --------------


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

Electric & Gas Utility-0.1%
First Energy Corp.
  7.375%, 11/15/31                                    $ 2,000    $    2,212,350
                                                                 --------------
Energy-0.4%
Chesapeake Energy Corp.
  9.00%, 8/15/12                                        1,000         1,150,000
Devon Financing Corp.
  7.875%, 9/30/31                                         700           861,877
Enterprise Products Operating L.P.
  5.60%, 10/15/14(b)                                      850           847,360
Petronas Capital, Ltd.
  7.00%, 5/22/12(b)                                       850           965,235
The Williams Cos Inc
  7.875%, 9/01/21                                         750           847,500
Valero Energy Corp
  4.75%, 6/15/13                                        1,000           973,153
XTO Energy, Inc.
  7.50%, 4/15/12                                          400           463,982
                                                                 --------------
                                                                      6,109,107
                                                                 --------------
Entertainment & Leisure-0.1%
Six Flags, Inc.
  9.50%, 2/01/09                                        1,000         1,040,000
  9.75%, 4/15/13                                          800           792,000
                                                                 --------------
                                                                      1,832,000
                                                                 --------------
Financial-1.1%
CIT Group, Inc.
  7.375%, 4/02/07*                                      2,000         2,165,610
Countrywide Funding Corp.
  4.25%, 12/19/07                                       1,500         1,509,340
Ford Motor Credit Co.
  7.00%, 10/01/13 *                                       800           834,660
  7.375%, 2/01/11                                       2,350         2,513,168
General Electric Capital Corp.
  5.00%, 6/15/07 *                                      1,500         1,552,353
  5.875%, 2/15/12                                       1,250         1,334,642
Goldman Sachs Capital Trust I
  6.345%, 2/15/34*                                      1,450         1,466,179
Goldman Sachs Group, Inc.
  6.65%, 5/15/09                                          800           879,832
Household Finance Corp.
  5.75%, 1/30/07                                          800           836,392
  6.50%, 1/24/06                                          425           440,773
iStar Financial, Inc.
  6.00%, 12/15/10                                         800           836,768
Lehman Brothers Holdings, Inc.
  7.875%, 8/15/10                                         850           992,497
Markel Capital Trust I Series B
  8.71%, 1/01/46                                          800           840,000


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 15


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

Merrill Lynch & Co., Inc.
  6.00%, 2/17/09                                      $ 1,000    $    1,069,528
Tig Cap Trust I
  8.597%, 1/15/27(b)                                    1,700         1,496,000
                                                                 --------------
                                                                     18,767,742
                                                                 --------------
Food/Beverage-0.2%
DIMON, Inc. Series B
  9.625%, 10/15/11                                        800           870,000
Kellogg Co. Series B
  6.60%, 4/01/11                                          700           779,981
Kraft Foods, Inc.
  5.25%, 10/01/13*                                      1,200         1,215,984
                                                                 --------------
                                                                      2,865,965
                                                                 --------------
Hotel/Lodging-0.1%
Intrawest Corp. (Canada)
  7.50%, 10/15/13                                         800           852,000
                                                                 --------------
Healthcare-0.1%
Hanger Orthopedic Group, Inc.
  10.375%, 2/15/09                                        235           238,525
HCA, Inc.
  6.25%, 2/15/13                                        2,050         2,044,569
                                                                 --------------
                                                                      2,283,094
                                                                 --------------
Industrial-0.5%
Continental Cablevision, Inc.
  9.00%, 9/01/08                                          500           579,634
Ford Motor Credit Co.
  7.875%, 6/15/10                                         400           437,184
General Motors Acceptance Corp.
  6.125%, 8/28/07                                       3,500         3,610,943
  8.00%, 11/01/31                                          67            67,140
General Motors Corp.
  7.20%, 1/15/11*                                         750           771,136
Inco, Ltd (Canada)
  7.75%, 5/15/12                                          800           938,955
TriMas Corp.
  9.875%, 6/15/12                                         800           828,000
Tyco International Group, SA
  6.375%, 02/15/06-10/15/11                             1,020         1,108,057
Waste Management, Inc.
  6.375%, 11/15/12                                        675           739,604
                                                                 --------------
                                                                      9,080,653
                                                                 --------------
Insurance-0.1%
Royal & Sun Alliance Insurance Group Plc
  (United Kingdom)
  8.95%, 10/15/29                                         725           889,363
Zurich Capital Trust I
  8.376%, 6/01/37(b)                                      950         1,049,308
                                                                 --------------
                                                                      1,938,671
                                                                 --------------


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

Metals/Mining-0.1%
International Steel Group, Inc.
  6.50%, 4/15/14                                       $  795    $      844,687
                                                                 --------------
Municipal Obligation-0.1%
Dallas-Fort Worth Texas International
  7.07%, 11/01/24                                       2,000         2,172,320
                                                                 --------------
Non-Air Transportation-0.1%
Bombardier Capital, Inc.
  7.50%, 10/17/05(b)                                    1,500         1,530,000
                                                                 --------------
Paper/Packaging-0.3%
Abitibi-Consolidated Inc. (Canada)
  8.30%, 8/01/05                                          750           770,625
Domtar, Inc. (Canada)
  7.875%, 10/15/11                                        750           855,276
Georgia-Pacific Corp.
  7.25%, 6/01/28                                        1,300         1,378,000
MeadWestvaco Corp.
  6.85%, 4/01/12                                        1,000         1,121,499
Owens-Brockway Glass
  8.875%, 2/15/09                                         850           918,000
Packaging Corp. of America
  5.75%, 8/01/13                                          425           433,380
                                                                 --------------
                                                                      5,476,780
                                                                 --------------
Petroleum Products-0.2%
Amerada Hess Corp.
  7.30%, 8/15/31                                        1,650         1,789,468
Tengizchevroil Finance Co. (Luxembourg)
  6.124%, 11/15/14(b)                                     800           796,000
                                                                 --------------
                                                                      2,585,468
                                                                 --------------
Public Utilities - Electric & Gas-0.7%
American Electric Power Co., Inc. Series C
  5.375%, 3/15/10                                       1,200         1,247,542
Calpine Corp.
  8.50%, 7/15/10(b)*                                      800           634,000
CenterPoint Energy Resources Corp. Series B
  7.875%, 4/01/13                                       1,300         1,527,971
Consumers Energy Co.
  5.375%, 4/15/13                                         850           869,364
Dominion Resources Capital Trust III
  8.40%, 1/15/31                                          800           981,314
DPL Capital Trust II
  8.125%, 9/01/31                                       1,000         1,127,500
DPL, Inc.
  6.875%, 9/01/11                                       1,500         1,631,250
Nisource Finance Corp.
  7.875%, 11/15/10                                      1,000         1,170,014


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 17


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

Xcel Energy, Inc.
  7.00%, 12/01/10                                      $  775    $      871,740
Yorkshire Power
  8.25%, 2/15/05(b)                                       850           867,076
Yorkshire Power Finance Ltd Series B
  (Cayman Islands)
  6.496%, 2/25/08                                         750           784,081
                                                                 --------------
                                                                     11,711,852
                                                                 --------------
Public Utilities - Telephone-0.2%
Qwest Capital Funding, Inc.
  7.75%, 8/15/06                                          255           263,925
SBC Communications, Inc.
  6.45%, 6/15/34                                        2,250         2,321,980
Telecom Italia Capital (Luxembourg)
  4.00%, 11/15/08                                       1,000           990,906
                                                                 --------------
                                                                      3,576,811
                                                                 --------------
Retail-0.0%
TM Group Holdings Plc (United Kingdom)
  11.00%, 5/15/08                                         586           609,440
                                                                 --------------
Supermarket/Drug-0.2%
Couche-Tard
  7.50%, 12/15/13                                         800           868,000
Delhaize America, Inc.
  8.125%, 4/15/11                                       1,000         1,150,238
Safeway, Inc.
  5.80%, 8/15/12                                        1,240         1,288,530
                                                                 --------------
                                                                      3,306,768
                                                                 --------------
Technology-0.1%
ON Semiconductor Corp.
  12.00%, 3/15/10                                         650           763,750
Motorola, Inc.
  7.625%, 11/15/10                                        500           577,595
                                                                 --------------
                                                                      1,341,345
                                                                 --------------
Total Corporate Debt Obligations
  (cost $121,265,717)                                               126,937,424
                                                                 --------------
Sovereign-0.4%
Korea Development Bank
  5.75%, 9/10/13                                          800           840,840
Republic of South Africa
  7.375%, 4/25/12                                       3,000         3,416,250
United Mexican States
  6.375%, 1/16/13                                       2,300         2,402,350
                                                                 --------------
Total Sovereign (cost $6,063,730)                                     6,659,440
                                                                 --------------


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

Yankee Bonds-0.1%
Imperial Tobacco Overseas BV (Netherlands)
  7.125%, 4/01/09
  (cost $1,133,483)                                   $ 1,000    $    1,095,927
                                                                 --------------
Total Debt Obligations
  (cost $423,093,140)                                               433,556,339
                                                                 --------------
PREFERRED STOCKS-0.7%
Banking-0.4%
Abbey National Capital Trust I (United Kingdom)
  8.963%, 6/30/30                                         875         1,189,849
Deutsche Bank Capital Funding Trust I
  7.872%, 6/30/09(b)                                    1,000         1,137,448
Fuji JGB Investment
  9.87%, 6/30/08(b)                                     2,000         2,356,820
Royal Bank of Scotland Group Plc
  (United Kingdom)
  5.75%, 9/30/09                                           50         1,208,500
UBS Preferred Funding Trust II
  7.247%, 6/26/11                                       1,000         1,141,353
                                                                 --------------
                                                                      7,033,970
                                                                 --------------
Communications-0.1%
Centaur Funding Corp. (Cayman Islands)
  9.08%, 4/21/20(b)                                       800         1,031,440
                                                                 --------------
Financial-0.1%
Rabobank Capital Fund II.
  5.26%, 12/31/13(b)                                    1,100         1,111,364
Sovereign Real Estate Investor Trust
  12.00%, 5/16/20(b)                                      500           750,000
                                                                 --------------
                                                                      1,861,364
                                                                 --------------
Insurance-0.1%
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(b)                                    1,600         1,588,464
                                                                 --------------
Total Preferred Stocks
  (cost $10,896,435)                                                 11,515,238
                                                                 --------------
SHORT-TERM INVESTMENT-4.8%
Time Deposit-4.8%
State Street Euro Dollar
  1.35%, 12/01/04
  (cost $79,345,000)                                   79,345        79,345,000
                                                                 --------------
Total Investments Before Security
  Lending Collateral
  (cost $1,414,606,925)                                           1,667,911,732
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 19


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                       Shares
                                                 or Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-24.9%
Short-Term Investments
Bradford & Bingley Plc
  1.94%-2.08%, 12/29/04-1/18/05                      $ 55,000    $   54,730,238
Federal Home Loan Bank
  1.27%-1.44%, 3/8/05-4/26/05                          35,000        35,000,000
General Dynamics
  2.00%, 12/03/04                                      47,000        46,973,889
General Electric
  1.346%, 1/28/05                                       5,000         5,144,131
Goldman Sachs
  2.158%, 12/02/04                                     50,000        50,000,000
Gotham Funding
  2.06%-2.10%, 12/01/04-12/10/04                       73,089        73,009,546
Merck & Co.
  2.40%, 1/18/05                                        3,665         3,725,182
Morgan Stanley
  2.12%-2.14%, 12/02/04-12/06/04                       70,000        70,000,000
Sigma Finance
  1.219%, 12/03/04                                     15,000        15,000,000
U.S. Bank
  2.31%, 3/11/05                                        5,400         5,426,010
UBS Finance
  2.07%, 12/01/04                                      48,000        47,997,240
                                                                 --------------
                                                                    407,006,236
UBS Private Money Market Fund, LLC,
  1.91%                                             7,452,816         7,452,816
                                                                 --------------
Total Investment of Cash Collateral
  for Securities Loaned
  (cost $414,459,052)                                               414,459,052
                                                                 --------------
Total Investments-125.0%
  (cost $1,829,065,977)                                           2,082,370,784
Other assets less liabilities-(25.0%)                              (416,344,815)
                                                                 --------------
Net Assets-100%                                                  $1,666,025,969
                                                                 ==============


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to quailified institutional buyers. At November 30, 2004, the aggregate market value of these securities amounted to $27,364,306 or 1.6% of net assets.

Glossary:

ADR - American Depositary Receipt.

See notes to financial statements.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN BALANCED SHARES


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2004

ASSETS
Investments in securities, at value
  (cost $1,829,065,977--including investment of cash
  collateral for securities loaned of $414,459,052)           $2,082,370,784(a)
Cash                                                                   9,711
Dividends and interest receivable                                 10,844,708
Receivable for investment securities sold                          7,879,656
Receivable for capital stock sold                                  3,164,449
                                                              --------------
Total assets                                                   2,104,269,308
                                                              --------------
LIABILITIES
Payable for collateral received on securities loaned             414,459,052
Payable for investment securities purchased                       17,741,769
Payable for capital stock redeemed                                 4,252,662
Distribution fee payable                                             811,352
Advisory fee payable                                                 592,595
Transfer Agent fee payable                                           105,819
Administrative fee payable                                            13,934
Accrued expenses                                                     266,156
                                                              --------------
Total liabilities                                                438,243,339
                                                              --------------
Net Assets                                                    $1,666,025,969
                                                              ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                         $    1,013,790
Additional paid-in capital                                     1,464,257,476
Undistributed net investment income                                5,775,707
Accumulated net realized loss on investment transactions         (58,312,046)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                    253,291,042
                                                              --------------
                                                              $1,666,025,969
                                                              ==============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($788,685,501 / 46,925,411 shares of capital stock
  issued and outstanding)                                             $16.81
Sales charge--4.25% of public offering price                             .75
                                                                      ------
Maximum offering price                                                $17.56
                                                                      ======
Class B Shares
Net asset value and offering price per share
  ($590,889,953 / 36,938,445 shares of capital stock
  issued and outstanding)                                             $16.00
                                                                      ======
Class C Shares
Net asset value and offering price per share
  ($174,040,221 / 10,838,311 shares of capital stock
  issued and outstanding)                                             $16.06
                                                                      ======
Class R Shares
Net asset value, redemption and offering price per share
  ($370,604 / 22,061 shares of capital stock
  issued and outstanding)                                             $16.80
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($112,039,690 / 6,654,762 shares of capital stock
  issued and outstanding)                                             $16.84
                                                                      ======


(a)  Includes securities on loan with a value of $402,623,026 (see Note E).

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 21


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2004

INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $82,770)                                     $ 23,787,120
Interest                                            21,211,165     $ 44,998,285
                                                  ------------
EXPENSES
Advisory fee                                         7,263,540
Distribution fee -- Class A                          2,013,160
Distribution fee -- Class B                          5,725,758
Distribution fee -- Class C                          1,692,417
Distribution fee -- Class R                                837
Transfer agency                                      2,782,054
Custodian                                              355,224
Printing                                               293,727
Registration                                           125,976
Administrative                                          88,606
Legal                                                   82,699
Audit                                                   62,626
Directors' fees                                         21,000
Miscellaneous                                           75,596
                                                  ------------
Total expenses                                      20,583,220
Less: expenses waived and reimbursed
  by the Adviser and the Transfer Agent
  (see Note B)                                        (516,640)
Less: expense offset arrangement
  (see Note B)                                            (114)
                                                  ------------
Net expenses                                                         20,066,466
                                                                   ------------
Net investment income                                                24,931,819
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain on investment
  transactions                                                       37,546,008
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       114,695,149
  Foreign currency denominated assets
    and liabilities                                                      (3,504)
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                             152,237,653
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $177,169,472
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN BALANCED SHARES


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                August 1, 2003
                                 Year Ended           to           Year Ended
                                 November 30,     November 30,      July 31,
                                    2004             2003*            2003
                               ==============   ==============   ==============
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income          $   24,931,819   $    6,820,791   $   18,286,747
Net realized gain (loss) on
  investment transactions          37,546,008       17,799,322      (60,005,693)
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated assets
  and liabilities                 114,691,645       35,201,008      165,980,918
                               --------------   --------------   --------------
Net increase in net assets
  from operations                 177,169,472       59,821,121      124,261,972

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
Net investment income
  Class A                         (10,171,842)      (3,031,983)      (9,118,870)
  Class B                          (4,775,552)      (2,196,088)      (7,018,785)
  Class C                          (1,410,293)        (673,535)      (2,242,635)
  Class R                              (1,822)              -0-              -0-
  Advisor Class                    (1,978,377)        (648,049)      (2,372,287)
Tax return of capital
  Class A                                  -0-              -0-      (1,009,016)
  Class B                                  -0-              -0-        (776,639)
  Class C                                  -0-              -0-        (248,151)
  Class R                                  -0-              -0-              -0-
  Advisor Class                            -0-              -0-        (262,497)

CAPITAL STOCK TRANSACTIONS
Net increase                      115,064,822       69,101,285      165,685,849
                               --------------   --------------   --------------
Total increase                    273,896,408      122,372,751      266,898,941

NET ASSETS
Beginning of period             1,392,129,561    1,269,756,810    1,002,857,869
                               --------------   --------------   --------------
End of period (including
  undistributed/
  (distributions in excess)
  of net investment income
  of $5,775,707,
  ($1,388,586) and
  ($1,707,623),
  respectively)                $1,666,025,969   $1,392,129,561   $1,269,756,810
                               ==============   ==============   ==============


*  The Fund changed its fiscal year end from July 31 to November 30.

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 23


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2004

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All five classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 25


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Class R and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

7. Change of Fiscal Year End

During 2003, the Fund changed its fiscal year end from July 31 to November 30. Accordingly, the statement of changes in net assets and financial highlights include the period from August 1, 2003 to November 30, 2003.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .60% of the first $200 million, ..50% of the next $200 million and .40% in excess of $400 million of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $423,049. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

For the year ended November 30, 2004, the Adviser voluntarily agreed to reimburse a portion of certain audit fees related to the investigations described under "Legal Proceedings" below in the amount of $2,600.

Pursuant to the advisory agreement, the Fund paid $88,606 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2004.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,456,292 for the year ended November 30, 2004. During the period, AGIS agreed to waive a portion of its fees for such services. Such waiver amounted to $90,991.

For the year ended November 30, 2004, the Fund's expenses were reduced by $114 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $98,896 from the sale of Class A shares and received


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 27


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

$32,964, $927,645, and $31,417, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2004.

Brokerage commissions paid on investment transactions for the year ended November 30, 2004 amounted to $817,847, of which $37,756 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

Accrued expenses includes $17,606 owed to a Director under the Director's deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares, .50 of 1% of the Fund's average daily net assets attributable to the Class R shares, and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $13,181,118 and $2,036,175, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A and Class R shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S Government securities)                     $ 413,081,224    $ 430,798,324
U.S Government securities                          533,543,781      430,366,636


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The cost of investments for federal income tax purpose, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $1,834,803,285
                                                                 ==============
Gross unrealized appreciation                                       266,057,242
Gross unrealized depreciation                                       (18,489,743)
                                                                 --------------
Net unrealized appreciation                                      $  247,567,499
                                                                 ==============


1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 29


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2004, the Fund had loaned securities with a value of $402,623,026 and received cash collateral which was invested in short-term securities valued at $414,459,052 as included in the accompanying portfolio of investments. For the year ended November 30, 2004, the Fund earned fee income of $362,651 which is included in interest income in the accompanying statement of operations.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE F

Capital Stock

There are 15,000,000,000 shares of $.01 par value capital stock authorized, divided into five classes, designated Class A, Class B, Class C, Advisor Class and Class R shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                      Shares
                                   --------------------------------------------
                                                      August 1,
                                     Year Ended        2003 to      Year Ended
                                    November 30,    November 30,      July 31,
                                        2004           2003(a)         2003
                                   --------------------------------------------
Class A
Shares sold                          17,693,504       6,378,980      15,573,624
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           577,319         183,759         656,841
-------------------------------------------------------------------------------
Shares converted from Class B           786,827         234,989         635,696
-------------------------------------------------------------------------------
Shares redeemed                     (10,964,434)     (4,107,803)     (9,689,505)
-------------------------------------------------------------------------------
Net increase                          8,093,216       2,689,925       7,176,656
===============================================================================

Class B
Shares sold                           7,795,058       4,525,502      12,919,357
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           257,118         125,242         485,794
-------------------------------------------------------------------------------
Shares converted to Class A            (824,336)       (246,460)       (665,956)
-------------------------------------------------------------------------------
Shares redeemed                      (7,389,018)     (2,517,758)     (7,962,965)
-------------------------------------------------------------------------------
Net increase (decrease)                (161,178)      1,886,526       4,776,230
===============================================================================

Class C
Shares sold                           2,427,381       1,481,488       3,475,971
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions            65,120          33,342         133,310
-------------------------------------------------------------------------------
Shares redeemed                      (2,867,474)     (1,089,721)     (3,175,658)
-------------------------------------------------------------------------------
Net increase (decrease)                (374,973)        425,109         433,623
===============================================================================

Advisor Class
Shares sold                           1,122,218         343,873       1,523,370
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           120,204          41,719         190,466
-------------------------------------------------------------------------------
Shares redeemed                      (1,676,266)       (547,517)     (2,072,068)
-------------------------------------------------------------------------------
Net increase (decrease)                (433,844)       (161,925)       (358,232)
===============================================================================

(a)  The fund changed its fiscal year end from July 31 to November 30.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 31


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

                                              Shares
                                   ----------------------------
                                                     November 3,
                                     Year Ended      2003(b) to
                                    November 30,    November 30,
                                        2004            2003
                                   ----------------------------
Class R
Shares sold                              23,926             663
---------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                49              -0-
---------------------------------------------------------------
Shares redeemed                          (2,577)             -0-
---------------------------------------------------------------
Net increase                             21,398             663
===============================================================


                                                      Amount
                                   --------------------------------------------
                                                     August 1,
                                     Year Ended       2003 to       Year Ended
                                    November 30,    November 30,     July 31,
                                        2004          2003(a)          2003
                                   --------------------------------------------
Class A
Shares sold                        $284,538,223    $ 94,053,732    $213,741,476
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions         9,237,937       2,722,192       8,851,198
-------------------------------------------------------------------------------
Shares converted from Class B        12,711,147       3,490,046       8,572,412
-------------------------------------------------------------------------------
Shares redeemed                    (176,677,049)    (60,992,465)   (130,876,465)
-------------------------------------------------------------------------------
Net increase                       $129,810,258    $ 39,273,505    $100,288,621
===============================================================================

Class B
Shares sold                        $119,601,050    $ 63,744,936    $167,269,278
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions         3,920,206       1,771,796       6,245,526
-------------------------------------------------------------------------------
Shares converted to Class A         (12,711,147)     (3,490,046)     (8,572,412)
-------------------------------------------------------------------------------
Shares redeemed                    (113,185,302)    (35,651,747)   (101,386,653)
-------------------------------------------------------------------------------
Net increase (decrease)            $ (2,375,193)   $ 26,374,939    $ 63,555,739
===============================================================================

Class C
Shares sold                        $ 37,362,446    $ 20,948,666    $ 45,360,422
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           996,672         473,113       1,718,628
-------------------------------------------------------------------------------
Shares redeemed                     (44,034,262)    (15,521,151)    (40,635,603)
-------------------------------------------------------------------------------
Net increase (decrease)            $ (5,675,144)   $  5,900,628    $  6,443,447
===============================================================================

Advisor Class
Shares sold                        $ 18,085,882    $  5,087,998    $ 20,590,293
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions         1,924,488         619,112       2,558,987
-------------------------------------------------------------------------------
Shares redeemed                     (27,046,466)     (8,164,897)    (27,751,238)
-------------------------------------------------------------------------------
Net increase (decrease)            $ (7,036,096)   $ (2,457,787)   $ (4,601,958)
===============================================================================

(a)  The fund changed its fiscal year end from July 31 to November 30.

(b)  Commencement of distribution.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

                                              Amount
                                   ----------------------------
                                                     November 3,
                                     Year Ended      2003(b) to
                                    November 30,    November 30,
                                        2004            2003
                                   ----------------------------
Class R
Shares sold                        $    381,785    $     10,000
---------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions               792              -0-
---------------------------------------------------------------
Shares redeemed                         (41,580)             -0-
---------------------------------------------------------------
Net increase                       $    340,997    $     10,000
===============================================================

(b)  Commencement of distribution.


NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 33


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2004.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal periods ended November 30, 2004, November 30, 2003 and July 31, 2003 were as follows:

                                 November 30,     November 30,       July 31,
                                    2004             2003             2003
                                =============    =============    =============
Distributions paid from:
  Ordinary income               $  18,337,886    $   6,549,655    $  20,752,577
                                -------------    -------------    -------------
Total taxable distributions        18,337,886        6,549,655       20,752,577
  Tax return of capital                    -0-              -0-       2,296,303
                                -------------    -------------    -------------
Total distributions paid        $  18,337,886    $   6,549,655    $  23,048,880
                                =============    =============    =============


As of November 30, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses and other losses                   $ (55,423,084)(a)
Undistributed ordinary income                                     8,641,659
Unrealized appreciation/(depreciation)                          247,553,734(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $ 200,772,309
                                                              -------------

(a) On November 30, 2004, the Fund had net capital loss carryforward of $55,423,079 of which $47,086,515 expires in 2010 and $8,336,564 expires in the year 2011. During the fiscal year ended November 30, 2004, $36,734,487 of capital loss carryforward was utilized.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for premium and market discount.

During the current fiscal year, permanent differences, primarily due to the different tax treatment of accretion of market discount and premiums on fixed income securities, resulted in a net increase in undistributed net investment income and an increase in accumulated net realized loss on investment and foreign currency transactions. The reclassification had no net effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 35


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 37


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class A
                                       ----------------------------------------------------------------------------
                                                     August 1,
                                       Year Ended     2003 to                   Year Ended July 31,
                                        November     November    --------------------------------------------------
                                        30, 2004    30, 2003(a)      2003       2002(b)       2001         2000
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $15.13       $14.54       $13.26       $15.96       $15.53       $15.63

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                    .31(d)(e)    .09          .28          .35          .39          .40
Net realized and unrealized gain
  (loss) on investment
  transactions                             1.61          .58         1.32        (2.35)        1.16          .49
Net increase (decrease) in net
  asset value from operations              1.92          .67         1.60        (2.00)        1.55          .89

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                   (.24)        (.08)        (.29)        (.34)        (.38)        (.35)
Distributions from net realized
  gain on investment
  transactions                               -0-          -0-          -0-        (.36)        (.74)        (.64)
Tax return of capital                        -0-          -0-        (.03)          -0-          -0-          -0-
Total dividends and distributions          (.24)        (.08)        (.32)        (.70)       (1.12)        (.99)
Net asset value, end of period           $16.81       $15.13       $14.54       $13.26       $15.96       $15.53

TOTAL RETURN
Total investment return based
  on net asset value(f)                   12.78%        4.62%       12.29%      (12.91)%      10.42%        6.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $788,685     $587,685     $525,637     $384,212     $282,874     $212,326
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          .97%        1.07%(g)     1.12%        1.10%        1.17%        1.12%
  Expenses, before waivers/
    reimbursements                         1.00%        1.07%(g)     1.12%        1.10%        1.17%        1.12%
  Net investment income                    1.93%(d)(e)  1.84%(g)     2.04%        2.36%        2.46%        2.62%
Portfolio turnover rate                      58%          29%          62%          79%          63%          76%



See footnote summary on page 43.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         Class B
                                       ----------------------------------------------------------------------------
                                                     August 1,
                                        Year Ended    2003 to                   Year Ended July 31,
                                         November     November   --------------------------------------------------
                                        30, 2004    30, 2003(a)      2003       2002(b)       2001         2000
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $14.41       $13.87       $12.68       $15.31       $14.96       $15.11

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                    .19(d)(e)    .05          .17          .23          .26          .27
Net realized and unrealized gain
  (loss) on investment
  transactions                             1.53          .55         1.26        (2.25)        1.12          .48
Net increase (decrease) in net
  asset value from operations              1.72          .60         1.43        (2.02)        1.38          .75

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                   (.13)        (.06)        (.22)        (.25)        (.29)        (.26)
Distributions from net realized
  gain on investment transactions            -0-          -0-          -0-        (.36)        (.74)        (.64)
Tax return of capital                        -0-          -0-        (.02)          -0-          -0-          -0-
Total dividends and distributions          (.13)        (.06)        (.24)        (.61)       (1.03)        (.90)
Net asset value, end of period           $16.00       $14.41       $13.87       $12.68       $15.31       $14.96

TOTAL RETURN
Total investment return based
  on net asset value(f)                   11.97%        4.33%       11.44%      (13.53)%       9.63%        5.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $590,890     $534,752     $488,365     $385,868     $277,138     $155,060
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                         1.70%        1.81%(g)     1.86%        1.84%        1.93%        1.86%
  Expenses, before waivers/
    reimbursements                         1.73%        1.81%(g)     1.86%        1.84%        1.93%        1.86%
  Net investment income                    1.22%(d)(e)  1.14%(g)     1.30%        1.61%        1.70%        1.88%
Portfolio turnover rate                      58%          29%          62%          79%          63%          76%



See footnote summary on page 43.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 39


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class C
                                       ----------------------------------------------------------------------------
                                                      August 1,
                                       Year Ended      2003 to                   Year Ended July 31,
                                        November      November   --------------------------------------------------
                                        30, 2004     30, 2003(a)    2003         2002(b)      2001         2000
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $14.47       $13.92       $12.72       $15.36       $15.01       $15.15

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                    .19(d)(e)    .05          .17          .23          .26          .28
Net realized and unrealized gain
  (loss) on investment
  transactions                             1.53          .56         1.27        (2.26)        1.12          .48
Net increase (decrease) in net
  asset value from operations              1.72          .61         1.44        (2.03)        1.38          .76

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                   (.13)        (.06)        (.22)        (.25)        (.29)        (.26)
Distributions from net realized gain
  on investment transactions                 -0-          -0-          -0-        (.36)        (.74)        (.64)
Tax return of capital                        -0-          -0-        (.02)          -0-          -0-          -0-
Total dividends and distributions          (.13)        (.06)        (.24)        (.61)       (1.03)        (.90)
Net asset value, end of period           $16.06       $14.47       $13.92       $12.72       $15.36       $15.01

TOTAL RETURN
Total investment return based
  on net asset value(f)                   11.92%        4.39%       11.49%      (13.55)%       9.59%        5.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $174,040     $162,243     $150,188     $131,761     $109,592      $65,214
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                         1.69%        1.80%(g)     1.85%        1.84%        1.93%        1.86%
  Expenses, before waivers/
    reimbursements                         1.73%        1.80%(g)     1.85%        1.84%        1.93%        1.86%
  Net investment income                    1.23%(d)(e)  1.15%(g)     1.32%        1.61%        1.71%        1.88%
Portfolio turnover rate                      58%          29%          62%          79%          63%          76%



See footnote summary on page 43.


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           Class R
                                               --------------------------------
                                                                   November 3
                                                 Year Ended        2003(h) to
                                                 November 30,       November
                                                     2004          30, 2003(a)
                                               --------------------------------
Net asset value, beginning of period                $15.13           $15.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                               .30(d)(e)        .02
Net realized and unrealized gain on
  investment transactions                             1.58              .02
Net increase in net asset value from
  operations                                          1.88              .04

LESS: DIVIDENDS
Dividends from net investment income                  (.21)              -0-
Net asset value, end of period                      $16.80           $15.13

TOTAL RETURN
Total investment return based on net
  asset value(f)                                     12.52%             .27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $371              $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             1.19%            1.34%(g)
  Expenses, before waivers/reimbursements             1.22%            1.34%(g)
  Net investment income                               1.94%(d)(e)      1.70%(g)
Portfolio turnover rate                                 58%              29%


See footnote summary on page 43.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 41


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Advisor Class
                                       ----------------------------------------------------------------------------
                                                      August 1,
                                       Year Ended      2003 to                   Year Ended July 31,
                                        November      November   --------------------------------------------------
                                        30, 2004     30, 2003(a)     2003        2002(b)      2001         2000
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $15.16       $14.56       $13.28       $15.98       $15.54       $15.64

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                    .35(d)(e)    .10          .32          .37          .44          .43
Net realized and unrealized gain
  (loss) on investment
  transactions                             1.61          .59         1.32        (2.34)        1.16          .50
Net increase (decrease) in net
  asset value from operations              1.96          .69         1.64        (1.97)        1.60          .93

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                   (.28)        (.09)        (.32)        (.37)        (.42)        (.39)
Distributions from net realized
  gain on investment transactions            -0-          -0-          -0-        (.36)        (.74)        (.64)
Total return of capital                      -0-          -0-        (.04)          -0-          -0-          -0-
Total dividends and distributions          (.28)        (.09)        (.36)        (.73)       (1.16)       (1.03)
Net asset value, end of period           $16.84       $15.16       $14.56       $13.28       $15.98       $15.54

TOTAL RETURN
Total investment return based
  on net asset value(f)                   13.07%        4.75%       12.57%      (12.67)%      10.75%        6.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $112,040     $107,440     $105,567     $101,017       $5,446       $2,943
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          .67%         .78%(g)      .83%         .85%         .91%         .86%
  Expenses, before waivers/
    reimbursements                          .71%         .78%(g)      .83%         .85%         .91%         .86%
  Net investment income                    2.19%(d)(e)  2.11%(g)     2.36%        2.79%        2.75%        2.88%
Portfolio turnover rate                      58%          29%          62%          79%          63%          76%



See footnote summary on page 43.


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                           Financial Highlights
-------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from July 31 to November 30.

(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended July 31, 2002, the effect of this change toClass A, Class B and Class C was to decrease net investment income by $.01 and decrease Advisor Class by $.02 per share, increase net unrealized gains and losses by $.01 for Class A, Class B and Class C; and increase Advisor Class by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C and from 2.89% to 2.79% for Advisor Class on an annualized basis. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived and reimbursed by the Adviser.

(e)  Net of expenses waived and reimbursed by the Transfer Agent.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h)  Commencement of distribution.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 43


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Balanced Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Balanced Shares, Inc., (the "Fund") at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period August 1, 2003 through November 30, 2003 and for the year ended July 31, 2003 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2005


TAX INFORMATION (unaudited)

For the fiscal year ended November 30, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 88.63% of total ordinary income distributed as Qualified dividend income.

For corporate shareholders, 85% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2004 qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2005.


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman(2), Senior Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
John J. Kelley, Vice President
Susanne M. Lent, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


(1)  Member of the Audit Committee and the Governance and Nominating Committee.

(2) Mr. Rissman is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 45


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
  NAME, DATE OF BIRTH,                      PRINCIPAL                            COMPLEX        DIRECTORSHIPS
      ADDRESS AND                          OCCUPATION(S)                        OVERSEEN BY        HELD BY
    (YEAR ELECTED*)                     DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#             Investment Adviser and an                       113             None
2 Sound View Drive,                 Independent Consultant. He was
Suite 100,                          formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
Chairman of the Board               investment adviser, with which he
9/7/32                              had been associated since prior
(1992)                              to 1999. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Investment
                                    Officer of the New York Bank
                                    for Savings.

Ruth Block, #**                     Formerly Executive Vice President                94             None
500 SE Mizner Blvd.,                and the Chief Insurance Officer of
Boca Raton, FL 33432                The Equitable Life Assurance
11/7/30                             Society of the United States;
(1985)                              Chairman and Chief Executive
                                    Officer of Evlico; a Director of
                                    Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals),
                                    Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former
                                    Governor at Large, National
                                    Association of Securities Dealers,
                                    Inc.

David H. Dievler, #                 Independent Consultant. Until                    98             None
P.O. Box 167,                       December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1987)                              responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was a Senior
                                    Manager at Price Waterhouse & Co.
                                    Member of American Institute of
                                    Certified Public Accountants
                                    since 1953.



_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
  NAME, DATE OF BIRTH,                      PRINCIPAL                            COMPLEX        DIRECTORSHIPS
      ADDRESS AND                          OCCUPATION(S)                        OVERSEEN BY        HELD BY
    (YEAR ELECTED*)                     DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President of                96             None
P.O. Box 12,                        Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002, a
2/19/42                             Senior Advisor from June 1999 -
(1992)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989-
                                    May 1999. Previously, he was Director
                                    of the National Academy of Design
                                    and during 1988-1992, he was
                                    Director and Chairman of the Audit
                                    Committee of ACMC.

Michael J. Downey #                 Consultant since January 2004.                   66          Aisa Pacific
c/o Alliance Capital                Formerly managing partner of                                  Fund, Inc.,
Management L.P.                     Lexington Capital, LLC (investment)                             and The
1345 Avenue of the                  advisory firm) from 1997 until                                Merger Fund
Americas                            December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEO of Prudential
1/24/44                             Mutual Fund Management (1987-
(2005)                              1993).

INTERESTED DIRECTOR

Marc O. Mayer, +                    Executive Vice President of ACMC                 66             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas,                           Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC ("Bernstein")
10/2/57                             and its predecessor since prior to 2000.
(2003)



*  There is no stated term of office for the Fund's Directors.

** Ms.Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

+ Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC, the investment adviser.

#  Member of the Audit Committee and the Governance and Nominating Committee.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 47


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is set forth below.


   NAME, ADDRESS*                       POSITION(S)                       PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                     HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer                       President and                   See biography above.
10/2/57                             Chief Executive Officer

Paul C. Rissman                     Senior Vice                     Executive Vice President of ACMC,**
11/10/56                            President                       with which he has been associated
                                                                    since prior to 2000.

Philip L. Kirstein                  Senior Vice President           Senior Vice President, Independent
5/29/1945                           and Independent                 Compliance Officer-Mutual Funds of
                                    Compliance Officer              ACMC** with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel and First Vice
                                                                    President of Merrill Lynch Investment
                                                                    Managers, L.P. since prior to 1999 until
                                                                    March 2003.

Thomas J. Bardong                   Vice President                  Senior Vice President of ACMC,** with
4/28/45                                                             which he has been associated since
                                                                    prior to 2000.

Frank V. Caruso                     Vice President                  Senior Vice President of ACMC,** with
10/28/56                                                            which he has been associated since
                                                                    prior to 2000.

John J. Kelley                      Vice President                  Senior Vice President of ACMC,** with
2/29/60                                                             which he has been associated since
                                                                    prior to 2000.

Susanne M. Lent                     Vice President                  Senior Vice President of ACMC,** with
8/29/69                                                             which she has been associated since
                                                                    prior to 2000.

Mark R. Manley                      Secretary                       Senior Vice President, Deputy General
10/23/62                                                            Counsel and Chief Compliance Officer
                                                                    of ACMC,** with which he has been
                                                                    associated since prior to 2000.

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance
10/4/50                             Financial Officer               Global Investor Services, Inc.
                                                                    ("AGIS"),** and a Vice President of
                                                                    AllianceBernstein Investment Research
                                                                    and Management ("ABIRM"),** with
                                                                    which he has been associated since
                                                                    prior to 2000.

Vincent S. Noto                     Controller                      Vice President of AGIS,** with which he
12/14/64                                                            has been associated since prior to 2000.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and Bernstein are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN BALANCED SHARES


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small-Mid Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 49


ALLIANCEBERNSTEIN BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


BALAR1104

ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor, PriceWaterhouse Coopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                                                   Audit-Related
                                                     Audit Fees         Fees           Tax Fees
                                                     ----------    -------------       --------
AllianceBernstein Balanced Shares, Inc.      2003*    $24,000          $1,348          $13,300
                                             2004     $40,000          $3,175          $18,400

* During the course of calendar year 2003, AllianceBernstein Balanced Shares, Inc. changed its fiscal year end from July 31 to November 30. Fees for 2003 are from the period August 1, 2003 through November 30, 2003.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):


                                                                                    Total Amount of
                                                                                   Foregoing Column
                                                                                  Pre-approved by the
                                                           All Fees for             Audit Committee
                                                        Non-Audit Services       (Portion Comprised of
                                                         Provided to the          Audit Related Fees)
                                                      Portfolio, the Adviser     (Portion Comprised of
                                                      and Service Affiliates           Tax Fees)
                                                      ----------------------     ---------------------
AllianceBernstein Balanced Shares, Inc.      2003*             $118,570                  $14,648
                                                                                         $1,348
                                                                                         $13,300
                                             2004              $771,777                  $21,575
                                                                                         $3,175
                                                                                         $18,400

* During the course of calendar year 2003, AllianceBernstein Balanced Shares , Inc. changed its fiscal year end from July 31 to November 30. Fees for 2003 are from the period August 1, 2003 through November 30, 2003.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

   Exhibit No.                DESCRIPTION OF EXHIBIT

   11 (a) (1)                 Code of ethics that is subject to the disclosure
                              of Item 2 hereof

   11 (b) (1)                 Certification of Principal Executive Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

   11 (b) (2)                 Certification of Principal Financial Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

   11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    February 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    February 11, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    February 11, 2005